UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): February 15, 2007



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 15, 2007, the Compensation Committee of the Board of Directors of NIKE, Inc. (the "Company") approved a new form of Long-Term Incentive Plan Agreement (the "Agreement") under the
Company's Long-Term Incentive Plan. The new form of Agreement eliminates the ability of award recipients to choose stock as a payout option. This discussion is qualified in its entirety by reference to the full text of the Agreement, which is filed as exhibit 10.1 to this current report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

     Effective as of February 15, 2007, the Company's Board of Directors amended Article 6 of the Company's Bylaws to allow the Company's securities to be eligible for issuance under the direct registration system to comply with paragraph 501.00 (B) of the New York Stock
Exchange Listed Company Manual.

     The Company's Bylaws, as amended, are attached hereto as exhibit 3.2 and are incorporated herein by reference.

Item 8.01  Other Events.

     On February 15, 2007, The Company announced that its Board of Directors had declared a two-for-one stock split of both Class A and Class B Common shares. The stock split will be in the form of a 100 percent stock dividend payable on April 2, 2007 to shareholders of record at the close of business March 12, 2007. A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits

      3.2   Third Amended and Restated Bylaws.

     10.1 Form of Long-Term Incentive Award Agreement under the Long-Term Incentive Plan.

     99.1   Press Release, dated February 15, 2007, issued by the
            Company.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NIKE, INC.
                                  (Registrant)


Date:  February 16, 2007            By: /s/ Donald W. Blair
                                   ________________________________
                                       Donald W. Blair
                                       Chief Financial Officer